UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  April 25, 2007

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 23, 2007, iPCS, Inc. (the “Company”) and its wholly owned subsidiaries, iPCS Wireless, Inc., iPCS Equipment, Inc., Horizon Personal Communications, Inc., Bright PCS Holdings, Inc. and Bright Personal Communications Services, LLC (collectively, the “Guarantors”), and Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc. (collectively, the “Initial Purchasers”) announced that it had closed its sale to the Initial Purchasers of its $300,000,000 in aggregate principal amount of the Company’s First Lien Senior Secured Floating Rate Notes due 2013 (the “First Lien Notes”) and $175,000,000 in aggregate principal amount of the Company’s Second Lien Senior Secured Floating Rate Notes due 2014 (the “Second Lien Notes” and, together with the First Lien Notes, the “Notes”).  A copy of the press release and the purchase agreement with the Initial Purchasers are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

On April 23, 2007, the Company, the Guarantors and U.S. Bank National Association, as trustee, entered into a first lien indenture (the “First Lien Indenture”) relating to the issuance of $300,000,000 in aggregate amount of the First Lien Notes and a second lien indenture (the “Second Lien Indenture”) relating to the issuance of $175,000,000 in aggregate amount of the Second Lien Notes.  The First Lien Indenture and Second Lien Indenture are attached as Exhibits 99.3 and 99.4, respectively, and incorporated herein by reference.

The Company’s obligations with respect to the Notes are unconditionally guaranteed on a senior secured basis by the Guarantors (collectively, such guarantees are the “Guarantees”). Interest on the Notes is payable on February 1, May 1, August 1 and November 1 of each year, commencing on August 1, 2007.

The First Lien Notes bear interest at a rate per annum equal to three-month LIBOR (reset quarterly) plus 2.125% and mature on May 1, 2013.  The Company has the right to redeem the First Lien Notes at any time on or after May 1, 2007, initially at a redemption price equal to 102% of the principal amount being redeemed plus accrued and unpaid interest.

The Second Lien Notes bear interest at a rate per annum equal to three-month LIBOR (reset quarterly) plus 3.25% (the “Cash Interest Rate”) and mature on May 1, 2014.  Following the first interest payment date, the Company may elect to pay interest on the Second Lien Notes (1) entirely in cash or (2) entirely by increasing the principal amount of the outstanding Second Lien Notes (“PIK Interest”). PIK Interest will accrue on the Second Lien Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points.  The Company has the right to redeem the Second Lien Notes at any time on or after May 1, 2008, initially at a redemption price equal to 102% of the principal amount being redeemed plus accrued and unpaid interest.

In addition, the Company and the Guarantors entered into a registration rights agreement, dated as of April 23, 2007, with the Initial Purchasers relating to the First Lien Notes (the “First Lien Registration Rights Agreement”) and a registration rights agreement, dated as of April 23, 2007, relating to the Second Lien Notes (the “Second Lien Registration Rights Agreement” and, together with the First Lien Registration Rights Agreement, the “Registration Rights Agreements”).  The First Lien Registration Rights Agreement and the Second Lien Registration Rights Agreement are attached as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference.  Under the Registration Rights Agreements, the Company agreed to:

•      file an exchange offer registration statement within 120 days after the issuance of the Notes; and

•      use its commercially reasonable efforts to cause the exchange offer registration statement to become effective under the Securities Act of 1933 on or prior to 210 days after the issuance of the Notes.

If the Company fails to satisfy its obligations under the Registration Rights Agreements, it may be required to pay liquidated damages to the holders of the Notes in certain instances.

On April 23, 2007, the Company and the Guarantors entered into a security agreement (the “First Lien Security Agreement”) relating to the First Lien Notes with U.S. Bank National Association, as collateral agent (in such capacity, the “First Lien Collateral Agent”) and a security agreement (the “Second Lien Security Agreement” and, together with the First Lien Security Agreement, the “Security Agreements”) relating to the Second Lien Notes with U.S. Bank National Association, as collateral agent (in such capacity, the “Second Lien Collateral Agent”).  The First Lien Security Agreement and Second Lien Security Agreement are attached as Exhibits 99.7 and 99.8, respectively, and are incorporated herein by reference.

Pursuant to the First Lien Security Agreement, the Company and each Guarantor has granted to the First Lien Collateral Agent a first priority perfected security interest (to the extent perfection of such security interest can be obtained by the filing of a financing statement in the applicable jurisdiction) the “First Priority Lien”) in substantially all of their assets (subject to certain exceptions) to secure obligations of the Company and the Guarantors under the First Lien Notes, the First Lien Indenture and the Guarantees (as applicable) and certain other obligations of the Company and the Guarantors.  Pursuant to the Second Lien Security Agreement, the Company and each Guarantor has granted to the Second Lien Collateral Agent a second priority perfected security interest (to the extent perfection of such security interest can be obtained by the filing of a financing statement in the applicable jurisdiction) (the “Second Priority Lien”) in substantially all of their assets (subject to certain exceptions) to secure obligations of the Company and the Guarantors under the Second Lien Notes, the Second Lien Indenture and the Guarantees (as applicable) and certain other obligations of the Company and the Guarantors.

Additionally, in connection with the Security Agreements, U.S. Bank National Association, as First Lien Collateral Agent, and as Second Lien Collateral Agent, entered into an intercreditor agreement (the “Intercreditor Agreement”).  The Intercreditor Agreement is attached as Exhibit 99.9 and incorporated herein by reference.  The Intercreditor Agreement sets forth the rights and obligations of the holders of First Lien Notes and the other obligations secured under the First Lien Security Agreement, on one hand, and the rights and obligations of holders of the Second Lien Notes and the other obligations secured under the Second Lien Security Agreement, on the other hand.  Among other things, the Intercreditor Agreement provides that the Second Priority Lien is junior in priority, operation and effect to the First Priority Lien.

On April 19, 2007, in connection with the Company’s tender offer described in the Company’s Offer to Purchase and Consent Solicitation Statement dated April 9, 2007 (the “Offer to Purchase”) related to the Company’s 11 1/2% Senior Notes due 2012 (the “11 1/2% Notes”) and its 11 3/8% Senior Notes due 2012 (the “11 3/8% Notes” and, together with the 11 1/2% Notes, the “2012 Notes”), the Company received valid tenders and consents representing greater than a majority in aggregate principal amount of each series of the 2012 Notes. Accordingly, on April 19, 2007, the Company, the Guarantors and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “11 1/2% Supplemental Indenture”) and a supplemental indenture (the “11 3/8% Supplemental Indenture”). A copy of the Company’s press release, the 11 1/2% Supplemental Indenture and the 11 3/8% Supplemental Indenture are attached as Exhibits 99.10, 99.11 and 99.12, respectively, and are incorporated herein by reference. The 11 1/2% Supplemental Indenture removed substantially all of the restrictive covenants in the indenture, dated as of April 30, 2004, providing for the issuance of the 11 1/2% Notes, and the related 11 1/2% Notes. The 11 3/8% Supplemental Indenture removed substantially all of the restrictive covenants in the indenture, dated as of July 19, 2004, providing for the issuance of the 11 3/8% Notes, and the related 11 3/8% Notes.

The descriptions of the material terms of each of the agreements attached as Exhibits are qualified in their entirety by reference to such Exhibits.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 above is incorporated by reference into this Item.

Item 3.03  Material Modification to Rights of Security Holders.

The applicable information set forth in Item 1.01 above with respect to the 11 1/2% Supplemental Indenture and 11 3/8% Supplemental Indenture is incorporated herein by reference into this Item.

Item 8.01  Other Events

On April 20, 2007, the Company announced the pricing terms for the Offer to Purchase.  A copy of the press release of the Company is attached hereto as Exhibit 99.13 and is incorporated herein by reference.

On April 23, 2007, the Company also announced that it accepted for purchase and payment $164,975,000 in aggregate principal amount of the 11 1/2% Notes and $125,000,000 in aggregate principal amount of the 11 3/8% Notes.  A copy of the press release of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1  Press Release by iPCS, Inc., dated April 23, 2007, announcing the closing of its previously announced senior secured notes offering and the initial acceptance date in its previously announced tender offer for any and all of its 11 1/2% Notes and 11 3/8% Notes.

99.2  Purchase Agreement, dated as of April 11, 2007, by and among iPCS, Inc., the Guarantors, Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc.

99.3  First Lien Indenture, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.4  Second Lien Indenture, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.5  First Lien Registration Rights Agreement, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors, Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc.

99.6  Second Lien Registration Rights Agreement, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors, Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc.

99.7  First Lien Security Agreement, dated as of April 23, 2007, made by iPCS, Inc. and the Guarantors in favor of U.S. Bank National Association, as collateral agent.

99.8  Second Lien Security Agreement, dated as of April 23, 2007, made by iPCS, Inc. and the Guarantors in favor of U.S. Bank National Association, as collateral agent.

99.9  Intercreditor Agreement, dated as of April 23, 2007, between U.S. Bank National Association, as first lien collateral agent and U.S. Bank National Association, as second lien collateral agent.

99.10  Press Release by iPCS, Inc., dated April 20, 2007, announcing the receipt of requisite consents and execution of supplemental indentures related to its previously announced cash tender offer and consent solicitation for any and all of its 11 1/2% Notes and 11 3/8% Notes.

99.11  Second Supplemental Indenture, dated as of April 19, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.12  Third Supplemental Indenture, dated as of April 19, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.13  Press Release by iPCS, Inc., dated April 20, 2007, announcing the pricing terms for the cash tender offer and consent solicitation for any and all of its 11 1/2% Notes and 11 3/8% Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: April 25, 2007
	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

99.1  Press Release by iPCS, Inc., dated April 23, 2007, announcing the closing of its previously announced senior secured notes offering and the initial acceptance date in its previously announced tender offer for any and all of its 11 1/2% Notes and 11 3/8% Notes.

99.2  Purchase Agreement, dated as of April 11, 2007, by and among iPCS, Inc., the Guarantors, Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc.

99.3  First Lien Indenture, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.4  Second Lien Indenture, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.5  First Lien Registration Rights Agreement, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors, Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc.

99.6  Second Lien Registration Rights Agreement, dated as of April 23, 2007, by and among iPCS, Inc., the Guarantors, Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc.

99.7  First Lien Security Agreement, dated as of April 23, 2007, made by iPCS, Inc. and the Guarantors in favor of U.S. Bank National Association, as collateral agent.

99.8  Second Lien Security Agreement, dated as of April 23, 2007, made by iPCS, Inc. and the Guarantors in favor of U.S. Bank National Association, as collateral agent.

99.9  Intercreditor Agreement, dated as of April 23, 2007, between U.S. Bank National Association, as first lien collateral agent and U.S. Bank National Association, as second lien collateral agent.

99.10  Press Release by iPCS, Inc., dated April 20, 2007, announcing the receipt of requisite consents and execution of supplemental indentures related to its previously announced cash tender offer and consent solicitation for any and all of its 11 1/2% Notes and 11 3/8% Notes.

99.11  Second Supplemental Indenture, dated as of April 19, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.12  Third Supplemental Indenture, dated as of April 19, 2007, by and among iPCS, Inc., the Guarantors and U.S. Bank National Association, as trustee.

99.13  Press Release by iPCS, Inc., dated April 20, 2007, announcing the pricing terms for the cash tender offer and consent solicitation for any and all of its 11 1/2% Notes and 11 3/8% Notes.